COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

July 31, 2022 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	37.2%
BANKS	6.7%
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(b),(c)		217,434	$5,838,103
Dime Community Bancshares, Inc., 5.50%(a)		52,355	1,094,743
Fifth Third Bancorp, 6.00%, Series A(a)		113,313	2,892,881
First Horizon Corp., 6.50%(a),(c)		314,918	8,187,868
First Horizon Corp., 4.70%, Series F(a),(c)		135,404	2,938,267
Fulton Financial Corp., 5.125%, Series A(a),(c)		89,579	2,046,880
PacWest Bancorp, 7.75% to 9/1/2027, Series A(a),(b)		197,600	5,117,840
PNC Financial Services Group, Inc./The, 5.354% (3 Month US LIBOR + 4.067%), Series P (FRN)(a),(c),(d)		693,533	17,525,579
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b),(c)		136,304	3,426,682
Signature Bank/New York NY, 5.00%, Series a(a),(c)		487,442	9,792,710
Texas Capital Bancshares, Inc., 5.75%, Series B(a),(c)		340,425	8,112,328
Washington Federal, Inc., 4.875%, Series A(a),(c)		234,973	5,047,220
Wells Fargo & Co., 4.75%, Series Z(a),(c)		246,369	5,154,039
Western Alliance Bancorp, 4.25% to 9/30/26, Series A(a),(b),(c)		171,613	4,129,009

			81,304,149

ELECTRIC	3.9%
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)(a),(b),(c)		462,414	10,829,736
SCE Trust VI, 5.00% (TruPS)(a),(c)		385,394	7,688,610
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(b)		1,021,912	28,766,823

			47,285,169

ELECTRIC—FOREIGN	0.6%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)(a),(c)		121,086	2,550,071
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(c)		214,600	4,472,264

			7,022,335

ENERGY—FOREIGN	0.2%
TC Energy Corp., 3.762% to 10/30/24, Series 9 (Canada)(a),(b)		200,000	2,651,986

FINANCIAL	9.6%
DIVERSIFIED FINANCIAL SERVICES	4.7%
Apollo Asset Management, Inc., 6.375%, Series A(a),(c)		342,205	8,715,961
Apollo Asset Management, Inc., 6.375%, Series B(a),(c)		200,000	5,230,000
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)		413,200	9,230,888
Oaktree Capital Group LLC, 6.625%, Series A(a),(c)		304,143	7,962,464
Oaktree Capital Group LLC, 6.55%, Series B(a),(c)		697,421	17,916,745

		Shares	Value
Synchrony Financial, 5.625%, Series A(a),(c)		391,160	$8,081,366

			57,137,424

INVESTMENT BANKER/BROKER	4.9%
Charles Schwab Corp./The, 5.95%, Series D(a),(c)		294,687	7,579,350
Morgan Stanley, 7.125% to 10/15/23, Series E(a),(b),(c)		59,424	1,559,880
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b),(c)		879,462	23,138,645
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(c)		521,424	13,807,307
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(b),(c)		147,479	3,787,261
Morgan Stanley, 6.50%, Series P(a)		384,000	9,973,440

			59,845,883

TOTAL FINANCIAL			116,983,307

INDUSTRIALS—CHEMICALS	1.1%
CHS, Inc., 7.875%, Series 1(a)		71,095	2,003,457
CHS, Inc., 7.50%, Series 4(a)		421,684	11,381,251

			13,384,708

INSURANCE	6.7%
LIFE/HEALTH INSURANCE	4.8%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b),(c)		393,502	10,553,724
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b),(c)		552,023	14,540,286
Athene Holding Ltd., 4.875%, Series D(a),(c)		243,569	4,985,857
Brighthouse Financial, Inc., 6.60%, Series A(a),(c)		142,578	3,712,731
Brighthouse Financial, Inc., 6.75%, Series B(a),(c)		185,820	4,851,760
Brighthouse Financial, Inc., 5.375%, Series C(a),(c)		677,700	14,116,491
CNO Financial Group, Inc., 5.125%, due 11/25/60(c)		51,283	1,046,173
Equitable Holdings, Inc., 5.25%, Series A(a),(c)		213,915	5,086,899

			58,893,921

MULTI-LINE	0.3%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(b),(c)		164,250	3,974,850

PROPERTY CASUALTY	0.9%
Assurant, Inc., 5.25%, due 1/15/61(c)		85,903	2,004,976
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(b),(c)		351,514	8,534,760

			10,539,736

REINSURANCE	0.2%
Arch Capital Group Ltd., 5.45%, Series F(a),(c)		125,765	3,061,120

REINSURANCE—FOREIGN	0.5%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(a),(b)		228,000	5,581,440

		Shares	Value
TOTAL INSURANCE			$82,051,067

INTEGRATED TELECOMMUNICATIONS SERVICES	2.4%
Telephone and Data Systems, Inc., 6.625%, Series UU(a),(c)		384,167	9,204,642
Telephone and Data Systems, Inc., 6.00%, Series VV(a),(c)		392,182	8,490,740
United States Cellular Corp., 5.50%, due 3/1/70(c)		286,509	5,988,038
United States Cellular Corp., 5.50%, due 6/1/70(c)		280,400	5,868,772

			29,552,192

PIPELINES	1.6%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a),(b),(c)		209,117	4,960,255
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(b),(c)		611,093	14,482,904

			19,443,159

PIPELINES—FOREIGN	0.6%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)(a),(b)		100,000	2,308,000
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)(a),(b)		300,000	3,865,527
Enbridge, Inc., 4.449% to 3/1/24, Series 7 (Canada)(a),(b)		55,500	771,032

			6,944,559

REAL ESTATE	2.7%
DATA CENTERS	0.5%
DigitalBridge Group, Inc., 7.125%, Series H(a)		125,376	3,005,262
DigitalBridge Group, Inc., 7.125%, Series J(a)		133,727	3,208,111

			6,213,373

HOTEL	0.8%
Chatham Lodging Trust, 6.625%, Series A(a)		85,000	1,993,250
DiamondRock Hospitality Co., 8.25%(a)		83,547	2,251,592
Pebblebrook Hotel Trust, 6.375%, Series G(a)		217,600	4,950,400

			9,195,242

OFFICE	1.4%
Arbor Realty Trust, Inc., 6.375%, Series D(a)		200,000	4,258,000
Brookfield Property Preferred LP, 6.25%, due 7/26/81(c)		450,000	9,324,000
Vornado Realty Trust, 5.25%, Series N(a),(c)		175,000	4,009,250

			17,591,250

TOTAL REAL ESTATE			32,999,865

UTILITIES	1.1%
ELECTRIC—FOREIGN	0.4%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a),(c)		168,288	3,103,231

		Shares		Value
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a),(c)		125,367		$2,419,583

				5,522,814

GAS—DISTRIBUTION	0.7%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b),(c)		302,265		8,064,430

TOTAL UTILITIES				13,587,244

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$489,064,977)				453,209,740

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	112.2%
BANKS	38.3%
AgriBank FCB, 6.875% to 1/1/24(a),(b),(c)		6,000	†	615,000
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a),(b),(c)		$2,229,000		1,885,344
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a),(b)		13,580,000		10,747,774
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b),(c)		10,246,000		9,708,085
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b),(c)		27,500,000		27,825,124
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(b),(c)		4,400,000		4,433,000
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(c)		31,520,000		31,824,588
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(b),(c)		3,585,000		3,739,858
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(c)		9,223,000		9,480,341
Capital One Financial Corp., 3.95% to 9/1/26, Series M(a),(b)		3,751,000		3,272,696
Citigroup, Inc., 3.875% to 2/18/26(a),(b)		4,370,000		4,005,324
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(b)		1,419,000		1,322,689
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a),(b)		1,685,000		1,487,990
Citigroup, Inc., 5.95% to 1/30/23(a),(b)		27,331,000		27,252,269
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)		23,650,000		23,301,399
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		26,476,000		27,206,208
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(b),(c)		10,664,000		10,986,053
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(b),(c)		1,415,000		1,278,898
Comerica, Inc., 5.625% to 7/1/25(a),(b),(c)		9,060,000		9,331,800
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(e)		7,000	†	719,250
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a),(b)		6,710,000		5,687,244
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(a),(b)		2,132,000		1,878,367
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)		7,097,000		7,084,562

		Principal Amount	Value
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a),(b)		$7,141,000	$7,105,295
JPMorgan Chase & Co., 6.00% to 8/1/23, Series R(a),(b),(c)		2,668,000	2,599,376
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b),(c)		7,000,000	7,008,575
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(b),(c)		19,852,000	19,764,628
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(c)		38,075,000	39,145,859
M&T Bank Corp., 5.125% to 11/1/26, Series F(a),(b)		2,688,000	2,497,055
M&T Bank Corp., 6.45% to 2/15/24, Series E(a),(b)		9,864,000	9,786,532
PNC Financial Services Group, Inc./The, 4.964% (3 Month US LIBOR + 3.678%), Series O (FRN)(a),(c),(d)		26,399,000	26,289,038
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(b),(c)		6,634,000	6,692,048
Regions Financial Corp., 5.75% to 6/15/25, Series D(a),(b)		13,875,000	14,144,768
SVB Financial Group, 4.00% to 5/15/26, Series C(a),(b)		11,130,000	9,036,457
SVB Financial Group, 4.25% to 11/15/26, Series D(a),(b)		11,350,000	8,994,158
SVB Financial Group, 4.70% to 11/15/31, Series E(a),(b)		6,030,000	4,841,367
Truist Financial Corp., 4.80% to 9/1/24, Series N(a),(b),(c)		4,000,000	3,804,192
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b),(c)		12,250,000	12,409,250
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(b),(c)		10,787,000	10,371,726
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b),(c)		2,239,000	1,949,140
US Bancorp, 3.70% to 1/15/27(a),(b),(c)		6,495,000	5,425,744
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(b)		19,300,000	17,888,687
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b),(c)		29,001,000	29,326,351
Wells Fargo & Co., 5.90% to 6/15/24, Series S(a),(b)		1,699,000	1,617,083

			465,771,192

BANKS—FOREIGN	27.9%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a),(b),(f),(g)		4,000,000	3,699,309
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)(a),(b),(f),(g)		3,600,000	3,725,537
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a),(b),(f),(g)		2,400,000	2,411,394
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(c),(e),(f)		4,200,000	4,287,507
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(a),(b),(f),(g)		1,800,000	1,694,762
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(a),(b),(f),(g)		2,000,000	1,862,322
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a),(b),(f),(g)		2,000,000	1,773,307
Banco Mercantil del Norte SA/Grand Cayman, 5.875% to 1/24/27, 144A (Mexico)(a),(b),(e),(f)		1,600,000	1,332,000
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)(a),(b),(e),(f)		1,000,000	811,500
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(f),(g)		3,400,000	3,452,989
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(b),(f),(g)		8,675,000	9,212,279
Bank of Montreal, 5.625% to 4/26/27, due 5/26/82 (Canada)(b)		2,600,000	1,956,370

	Principal Amount	Value
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(f)	$2,000,000	$1,931,100
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(a),(b),(f),(g)	2,200,000	2,704,277
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(f)	13,000,000	13,422,500
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a),(b),(f),(g)	16,200,000	20,713,158
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(e),(f)	8,400,000	8,739,940
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(f),(g)	5,000,000	4,739,550
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(c),(e),(f)	6,400,000	6,465,797
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(c),(e),(f)	23,600,000	24,322,750
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(c),(e),(f)	5,260,000	5,612,841
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(e),(f)	3,400,000	2,881,500
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(e),(f)	10,800,000	9,570,420
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(e),(f)	20,400,000	19,008,720
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)(a),(b),(e),(f)	19,200,000	20,438,400
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(b),(f),(g)	3,600,000	3,489,120
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a),(b),(f)	4,400,000	3,828,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b),(c),(f)	8,000,000	7,740,000
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(e)	2,758,000	3,731,009
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(c),(f)	2,200,000	2,223,533
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(f)	2,600,000	2,486,407
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a),(b),(f),(g)	6,600,000	6,637,224
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(e),(f)	8,800,000	8,250,000
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(f)	9,600,000	9,711,057
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(f)	5,000,000	5,075,000
Lloyds Banking Group PLC, 7.625% to 6/27/23 (United Kingdom)(a),(b),(f),(g)	3,600,000	4,501,902
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(f)	2,000,000	1,956,260
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(f)	9,200,000	9,512,110
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(c),(e),(f)	2,200,000	2,205,957
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a),(b),(f),(g)	2,800,000	2,822,750

		Principal Amount	Value
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(e),(f)		$4,800,000	$4,524,229
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(e),(f)		21,694,000	22,022,537
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(e),(f)		4,200,000	4,318,249
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(e),(f)		14,420,000	14,790,089
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a),(b),(f),(g)		5,000,000	4,294,370
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(f),(g)		8,200,000	8,401,080
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(f),(g)		5,200,000	5,423,621
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(e),(f)		11,000,000	11,226,930
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(f),(g)		10,370,000	10,082,232
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(a),(b),(f),(g)		3,000,000	3,548,364

			339,572,259

ELECTRIC	3.5%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(b),(c)		8,538,000	7,710,686
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a),(b)		15,563,000	14,240,072
Duke Energy Corp., 4.875% to 9/16/24(a),(b)		7,000,000	6,632,272
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(b),(c)		1,250,000	1,037,940
Southern California Edison Co., 5.485% (3 Month US LIBOR + 4.199%), Series E (FRN)(a),(d)		9,175,000	8,465,536
Southern Co./The, 5.113%, due 8/1/27(c)		3,920,000	4,020,080

			42,106,586

ELECTRIC—FOREIGN	3.3%
Electricite de France SA, 2.625% to 12/1/27 (France)(a),(b),(g)		600,000	495,735
Electricite de France SA, 5.375% to 1/29/25, Series EMTN (France)(a),(b),(g)		12,600,000	12,778,178
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(a),(b),(g)		13,400,000	15,316,202
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		8,700,000	8,678,660
SSE PLC, 4.00% to 1/21/28 (United Kingdom)(a),(b),(g)		3,300,000	3,061,763

			40,330,538

FINANCIAL	11.9%

		Principal Amount	Value
CREDIT CARD	2.2%
American Express Co., 3.55% to 9/15/26(a),(b)		$3,068,000	$2,704,442
Discover Financial Services, 5.50% to 10/30/27, Series C(a),(b),(c)		9,762,000	8,351,803
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(b)		15,510,000	15,874,844

			26,931,089

DIVERSIFIED FINANCIAL SERVICES	1.6%
Aircastle Ltd., 5.25% to 6/15/26, 144A(a),(b),(e)		2,920,000	2,342,529
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(b),(c),(e)		3,950,000	3,359,341
General Motors Financial Co., Inc., 5.70% to 9/30/30, Series C(a),(b),(c)		9,719,000	9,245,199
ILFC E-Capital Trust II, 5.10% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)(d),(e)		5,352,000	4,000,620

			18,947,689

DIVERSIFIED FINANCIAL SERVICES —FOREIGN	0.2%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a),(b),(f),(g)		2,400,000	2,414,467

INVESTMENT BANKER/BROKER	6.6%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(b),(c)		6,235,000	5,284,162
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b),(c)		23,346,000	21,259,335
Charles Schwab Corp./The, 5.00% to 6/1/27(a),(b),(c)		5,247,000	5,089,590
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b),(c)		32,630,000	33,295,652
Charles Schwab Corp./The, 6.106% (3 Month US LIBOR + 4.82%) (FRN)(a),(c),(d)		7,200,000	7,204,749
Morgan Stanley, 5.875% to 9/15/26, Series M(a),(b),(c)		8,000,000	8,097,933

			80,231,421

LEASING —FOREIGN	0.8%
AerCap Global Aviation Trust, 6.50% to 6/15/25, due 6/15/45, 144A (Ireland)(b),(c),(e)		9,677,000	9,219,131

LIFE/HEALTH INSURANCE	0.5%
Provident Financing Trust I, 7.405%, due 3/15/38 (TruPS)		6,100,000	6,753,615

TOTAL FINANCIAL			144,497,412

FOOD	0.4%
Land O’ Lakes, Inc., 7.00%, 144A(a),(e)		3,600,000	3,457,908
Land O’ Lakes, Inc., 7.25%, 144A(a),(e)		1,600,000	1,566,632

			5,024,540

INSURANCE	14.7%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144A(b),(e)		3,023,000	2,518,066

LIFE/HEALTH INSURANCE	3.7%
MetLife, Inc., 5.875% to 3/15/28, Series D(a),(b),(c)		2,991,000	2,919,341
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b),(c)		15,991,000	15,972,051
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(a),(b),(e)		8,120,000	5,968,200
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(b),(e)		16,313,000	13,394,361
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(b)		6,200,000	5,955,741

			44,209,694

		Principal Amount	Value
LIFE/HEALTH INSURANCE—FOREIGN	4.0%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(c),(e)		$2,000,000	$2,001,791
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(g)		14,830,000	15,074,695
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27, 144A (South Korea)(a),(b),(e)		4,200,000	4,226,250
La Mondiale SAM, 5.05% to 12/17/25 (France)(a),(b),(g)		2,000,000	2,101,487
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(c),(e)		6,100,000	6,101,214
Pension Insurance Corp. PLC, 7.375% to 7/25/29 (United Kingdom)(a),(b),(f)		6,032,000	7,307,497
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(f),(g)		4,000,000	3,847,660
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a),(b),(f),(g)		5,800,000	4,857,500
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(a),(b),(f),(g)		2,800,000	3,284,934

			48,803,028

MULTI-LINE—FOREIGN	1.0%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(b),(c),(e)		4,950,000	5,611,033
UnipolSai Assicurazioni SpA, 5.75% to 6/18/24, Series EMTN (Italy)(a),(b),(g)		5,869,000	6,058,334

			11,669,367

PROPERTY CASUALTY	2.6%
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b),(c)		5,970,000	5,137,837
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b),(c)		7,300,000	6,833,559
Markel Corp., 6.00% to 6/1/25(a),(b)		19,605,000	19,923,364

			31,894,760

PROPERTY CASUALTY—FOREIGN	2.6%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(a),(b),(f),(g)		5,030,000	5,089,578
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375% to 5/28/24 (France)(a),(b),(g)		14,400,000	15,419,663
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(b),(g)		7,000,000	5,922,000
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(b),(c),(e)		5,515,000	5,382,640

			31,813,881

		Principal Amount	Value
REINSURANCE	0.6%
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(b),(e)		$8,910,000	$7,392,981

TOTAL INSURANCE			178,301,777

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	2.1%
Orange SA, 5.75% to 4/1/23, Series EMTN (France)(a),(b),(g)		2,000,000	2,457,885
Telefonica Europe BV, 5.875% to 3/31/24 (Spain)(a),(b),(g)		13,600,000	14,089,414
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)		5,280,000	4,286,489
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(b)		4,875,000	5,136,666

			25,970,454

OIL & GAS—FOREIGN	0.8%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b),(c)		11,300,000	10,308,336

PIPELINES	1.6%
Energy Transfer LP, 6.50% to 11/15/26, Series H(a),(b)		6,600,000	6,006,000
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(b),(c)		14,600,000	13,176,500

			19,182,500

PIPELINES—FOREIGN	3.6%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77 (Canada)(b),(c)		950,000	863,677
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b),(c)		21,477,000	20,282,879
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b),(c)		2,421,000	2,305,972
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b),(c)		8,605,000	8,173,463
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b),(c)		4,052,000	3,742,247
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b),(c)		8,885,000	8,306,551

			43,674,789

REAL ESTATE—RETAIL—FOREIGN	0.8%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(b),(c),(e)		11,600,000	9,884,600

UTILITIES	3.3%
ELECTRIC	1.5%
Edison International, 5.00% to 12/15/26, Series B(a),(b)		5,697,000	4,820,137

		Principal Amount	Value
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(b),(c)		$8,400,000	$7,110,734
Sempra Energy, 4.875% to 10/15/25(a),(b)		7,230,000	7,026,976

			18,957,847

ELECTRIC—FOREIGN	1.6%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b),(c)		11,622,000	10,277,335
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(e)		8,496,000	8,762,137

			19,039,472

GAS—DISTRIBUTION	0.2%
South Jersey Industries, Inc., 5.02%, due 4/15/31(c)		2,850,000	2,536,463

TOTAL UTILITIES			40,533,782

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,479,910,642)			1,365,158,765

		Shares
SHORT-TERM INVESTMENTS	4.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.67%(h)		56,490,160	56,490,160

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$56,490,160)			56,490,160

PURCHASED OPTION CONTRACTS (Premiums paid—$366,603)	0.0%		241,059

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,025,832,382)	154.0%		1,875,099,724
LIABILITIES IN EXCESS OF OTHER ASSETS	(54.0)		(657,825,464)

NET ASSETS (Equivalent to $22.02 per share based on 55,273,457 shares of common stock outstanding)	100.0%		$1,217,274,260

Over-the-Counter Option Contracts

Purchased Options Binary Options
Description	Counterparty	Exercise Price/Rate	Expiration Date	Notional Amount(i)	Premiums Paid	Value
Put — Euro Stoxx Banks Index	Goldman Sachs International	EUR 65.00	11/18/22	$718,300	$184,603	$106,001
Put — Euro Currency	Goldman Sachs International	0.985	11/17/22	700,000	182,000	135,058

				$1,418,300	$366,603	$241,059

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 35,000,000	0.249%	Monthly	2.126%(j	)	Monthly	12/20/24	$2,166,318	$(768)	$2,165,550
125,000,000	0.270%	Monthly	2.126%(j	)	Monthly	12/20/24	7,668,158	—	7,668,158
35,000,000	0.349%	Monthly	2.126%(j	)	Monthly	12/20/25	2,698,047	(1,866)	2,696,181
125,000,000	0.360%	Monthly	2.126%(j	)	Monthly	12/20/25	9,583,604	—	9,583,604
160,000,000	0.464%	Monthly	2.126%(j	)	Monthly	12/20/26	14,247,570	(3,247)	14,244,323
70,000,000	0.930%	Monthly	1.999%(j	)	Monthly	9/15/27	5,507,334	—	5,507,334
GBP 28,000,000	0.900%	Monthly	1.190%(k	)	Monthly	9/15/27	2,169,489	—	2,169,489

							$44,040,520	$(5,881)	$44,034,639

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	86,183,243	USD	90,267,467	8/2/22	$2,183,909
Brown Brothers Harriman	GBP	21,959,549	USD	26,355,917	8/2/22	(386,419)
Brown Brothers Harriman	GBP	13,072,863	USD	15,880,914	8/2/22	(39,217)
Brown Brothers Harriman	GBP	1,660,027	USD	2,043,241	8/2/22	21,660
Brown Brothers Harriman	USD	2,453,578	EUR	2,396,500	8/2/22	(4,235)
Brown Brothers Harriman	USD	85,483,425	EUR	83,786,743	8/2/22	150,791
Brown Brothers Harriman	USD	39,566,851	GBP	32,429,772	8/2/22	(73,880)
Brown Brothers Harriman	USD	21,466,035	GBP	17,622,845	8/2/22	(4,937)
Brown Brothers Harriman	USD	3,515,646	GBP	2,926,751	8/2/22	48,551
Brown Brothers Harriman	USD	6,602,896	GBP	5,539,152	8/2/22	142,682
Brown Brothers Harriman	USD	13,307,422	GBP	11,173,919	8/2/22	300,174
Brown Brothers Harriman	CAD	12,298,944	USD	9,534,656	8/3/22	(69,740)
Brown Brothers Harriman	USD	9,608,025	CAD	12,298,944	8/3/22	(3,628)
Brown Brothers Harriman	CAD	11,680,636	USD	9,124,107	9/2/22	2,900
Brown Brothers Harriman	EUR	82,544,458	USD	84,389,327	9/2/22	(155,406)
Brown Brothers Harriman	GBP	2,616,499	USD	3,181,108	9/2/22	(7,498)
Brown Brothers Harriman	GBP	15,754,336	USD	19,202,015	9/2/22	2,933

						$2,108,640

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $918,031,598 in aggregate has been pledged as collateral.

(d)	Variable rate. Rate shown is in effect at July 31, 2022.
(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $270,449,059 which represents 22.2% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $360,686,516 which represents 29.6% of the net assets of the Fund (18.9% of the managed assets of the Fund).

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $217,459,042 which represents 17.9% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Rate quoted represents the annualized seven-day yield.
(i)	Represents the nominal pay out amount.
(j)	Based on 1-Month LIBOR. Represents rates in effect at July 31, 2022.
(k)	Based on 1-Month GBP SONIA. Represents rates in effect at July 31, 2022.

Country Summary	% of Managed Assets
United States	62.8
United Kingdom	7.4
France	6.8
Canada	4.6
Switzerland	4.2
Italy	1.9
Spain	1.4
Japan	1.2
Ireland	1.1
Australia	1.0
Germany	0.9
Netherlands	0.8
Other (includes short-term investments)	5.9

100.0

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at NAV.

The policies and procedures approved by the Fund’s Board of Trustees delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—$25 Par Value:
Financial	$107,009,867	$9,973,440	$—	$116,983,307
Other Industries	336,226,433	—	—	336,226,433
Preferred Securities—Capital Securities	—	1,365,158,765	—	1,365,158,765
Short-Term Investments	—	56,490,160	—	56,490,160
Purchased Option Contracts	—	241,059	—	241,059

Total Investments in Securities(a)	$443,236,300	$1,431,863,424	$—	$1,875,099,724

Forward Foreign Currency Exchange Contracts	$—	$2,853,600	$—	$2,853,600
Interest Rate Swap Contracts	—	44,034,639	—	44,034,639

Total Derivative Assets(a)	$—	$46,888,239	$—	$46,888,239

Forward Foreign Currency Exchange Contracts	$—	$(744,960)	$—	$(744,960)

Total Derivative Liabilities(a)	$—	$(744,960)	$—	$(744,960)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of October 31, 2021	$6,331,500
Sales	(6,300,000)
Realized Gain (Loss)	340,375
Change in unrealized appreciation (depreciation)	(371,875)

Balance as of July 31, 2022	$—

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement will be novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement will be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty, during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the nine months ended July 31, 2022:

	Purchased Option Contracts(a)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,418,300	$586,413,301	$120,746,688

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for purchased option contracts. Notional amount for digital binary option contracts represents the nominal payout amount.